Exhibit 10.26

`MANUFACTURING SERVICES AGREEMENT

THIS AGREEMENT (the “Agreement”) is effective as of March 22, 2010 (the “Effective Date”), by and between SYMMETRICOM, INC., a Delaware corporation having a principal place of business at 2300 Orchard Parkway, San Jose, CA 95131, on behalf of itself and its affiliates or subsidiaries (collectively “CUSTOMER”) and SANMINA-SCI CORPORATION, a Delaware corporation having its principal place of business at 2700 North First Street, San Jose, California 95134, on behalf of itself and its affiliates or subsidiaries (“SANMINA-SCI”). CUSTOMER and SANMINA-SCI are sometimes referred to herein as a “Party” and the “Parties.”

WHEREAS, Customer is a leading developer and supplier of products and services for the generation and synchronization of precise timing for the communications, government and other markets;

WHEREAS, SANMINA-SCI provides contract manufacturing services from its facilities located worldwide;

WHEREAS, Customer may, among other things desire to have Sanmina-SCI procure components, parts, and raw material and assemble and manufacture for and ship products to Customer.

NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, and intending to be legally bound, the Parties agree as follows:

1.	SCOPE AND TERM

1.1 This Agreement sets forth the terms under which Customer may, among other things, have SANMINA-SCI procure components, parts, and raw material (collectively “Components”) and manufacture, assemble, test, inspect, and configure these parts and Components into finished goods (“Products”) in accordance with Customer’s specifications (“Specifications”).

1.2 The initial term of this Agreement shall commence on the Effective Date and shall continue through the first anniversary of the Effective Date unless sooner terminated by mutual agreement or in accordance with this Agreement. Upon the expiry of the initial term, this Agreement shall continue from year to year until one Party terminates the Agreement in accordance with section 10 of this agreement.

2.	PRICING

2.1 Pricing. During the term, SANMINA-SCI shall manufacture and sell to CUSTOMER the Products specified by the Customer, as amended from time to time (at the prices set forth in Exhibit A (the “Prices”). Prices (a) are in U.S. Dollars, (b) include SANMINA-SCI standard packaging, (c) exclude the items set forth in Section 2.2, and (d) are based on (i) the configuration set forth in the Specifications provided to SANMINA-SCI on which SANMINA-SCI’s quotation was based and (ii) the projected volumes, minimum run rates and other assumptions mutually agreed upon by the parties. The Prices shall remain fixed and reviewed annually subject to SANMINA-SCI’s right to propose price changes (x) to account for any material variations on the market prices of components, parts and raw material (collectively “Components”), including any such variations resulting from allocations or shortages as ; (y) to account for any changes in the exchange rate between the currency in which the pricing is calculated and the currency in which SANMINA-SCI pays for its labor, overhead and Components or (z) the price adjustments as set forth in Section 2.3. Any pricing SANMINA-SCI gives to Customer shall specify line item pricing, time and rate and any price adjustments shall be mutually agreed to between the Parties.

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2.2 Exclusions from Price. Prices specifically exclude (a) export licensing of the Product and payment of broker’s fees, duties, tariffs and other similar charges; (b) taxes or charges (other than those based on net income of SANMINA-SCI) imposed by any taxing authority upon the manufacture, sale, Shipment storage, “value add” or use of the Product; and (c) setup, tooling, or non-recurring engineering activities (collectively “NRE Charges”).

2.3 Other Price Adjustments:

(a) CUSTOMER acknowledges that the Prices set forth in Exhibit A are based on the forecasted volumes provided by CUSTOMER to SANMINA-SCI. In the event CUSTOMER does not purchase Product in sufficient volumes consistent with the quoted prices, the Parties will review the prices and volumes quarterly and any price adjustments shall be mutually agreed to between the Parties during the quarterly pricing review.

(b) CUSTOMER acknowledges that the Prices are based on the Specifications and the assumptions set forth in SANMINA-SCI’s quotation and in Exhibit A. In the event SANMINA-SCI experiences an increase or decrease in cost as a result of changes in the pricing assumptions or the Specifications, SANMINA-SCI shall propose such cost changes during the quarterly cost review cycle and any changes in pricing must be mutually agreed upon by both parties.

3.	PAYMENT TERMS/SETOFFS/CREDIT LIMIT

3.1 Payment Terms. Payment terms for shipments originating from [***] are [***]. Payment terms for shipments originating from [***] shall be (a) [***], and (b) [***]. Any pricing or quantity discrepancies must be brought to SANMINA-SCI’s attention within [***] after receiving an invoice. Invoice to be issued only when title transfers. Unless otherwise stated, payment shall be made in U.S. Dollars.

3.2 Setoffs. Each Party shall be entitled at all times to set-off any amount owing from the other Party to such Party against any amount payable to the other Party under this Agreement from such Party, arising out of this or any other transaction under this Agreement. For purposes hereof, (i) the term “Party” shall include the Parties to this transaction and each Party’s Affiliates and (ii) a Party’s “Affiliate” shall mean any entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control by such Party, including but not limited to a Party’s subsidiaries.

3.3 Credit Limit. SANMINA-SCI’s Credit Department shall provide CUSTOMER with an initial credit limit, which shall be reviewed (and, if necessary, adjusted) from time to time. In the event CUSTOMER’s payments are in arrears, SANMINA-SCI shall have the right to reduce the credit limit upon thirty (30) days’ prior written notice to CUSTOMER. In the event CUSTOMER has any outstanding invoice, which are not subject to good faith dispute by Customer and which are more than thirty (30) days past due, SANMINA-SCI shall have the right to stop shipments of Product to CUSTOMER until CUSTOMER makes a sufficient payment to bring its account within the credit limit provided.

4.	PURCHASE ORDERS/FORECAST/RESCHEDULE

The following process under this Section 4 shall apply until or unless a VMI agreement has been executed by the Parties, in which event the VMI agreement will be made part of this Agreement and attached to this Agreement as Exhibit D and will control with respect to this Section.

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4.1 Purchase Orders.

(a) CUSTOMER will issue to SANMINA-SCI specific Orders for Product covered by this Agreement. Each Order shall be in the form of a written or electronic communication and shall contain the following information: (i) the part number of the Product; (ii) the quantity of the Product; (iii) the delivery date or shipping schedule; (iv) the location to which the Product is to be shipped; and (v) transportation instructions. Each Order shall contain a number for billing purposes, and may include other instructions and terms (provided that such terms do not conflict with this Agreement) as may be appropriate under the circumstances.

(b) All Orders shall be confirmed by SANMINA-SCI within five (5) business days of receipt If SANMINA-SCI does not accept or reject the Order within the five day period, the Order shall be deemed rejected by SANMINA-SCI. In the event SANMINA-SCI is unable to meet the delivery schedule set forth in a proposed Order, or finds the schedule or if the Order does not conform to this Agreement, the Parties shall negotiate in good faith to resolve the disputed matter(s).

4.2 Forecast; Minimum Buys; Excess and Obsolete Inventory.

(a) Initial Forecast. [***]

(b) Subsequent Forecasts. On the first business day of each calendar month after the initial Order and Forecast, the first Forecast month shall automatically become part of the Order, a new Forecast month shall be added, and a new firm Order issued, so that a rolling Order of [***] is always maintained.

(c) MRP Process.

(1) SANMINA-SCI shall take the Order and Forecast and generate a Master Production Schedule (“MPS”) for a [***] in accordance with the process described in this Section. The MPS shall define the master plan on which SANMINA-SCI shall base its procurement, internal capacity projections and commitments. SANMINA-SCI shall use CUSTOMER’s Order to generate the first [***] of the MPS and shall use CUSTOMER’s Forecast to generate the subsequent [***] of the MPS.

(2) SANMINA-SCI shall process the MPS through industry-standard software (the “MRP Software”) that will break down CUSTOMER’s Product requirements into Component requirements. When no Product testing (in-circuit or functional testing) is required by CUSTOMER, SANMINA-SCI will use commercially reasonable efforts to schedule delivery of all Components to SANMINA-SCI eleven working days before the Products are scheduled to ship to CUSTOMER; in the event Product testing is required, SANMINA-SCI will use commercially reasonable efforts to schedule delivery of all Components to SANMINA-SCI [***] before the Products are scheduled to ship to CUSTOMER.

(3) SANMINA-SCI will release (launch) purchase orders to Vendors (including other SANMINA-SCI facilities) prior to the anticipated date that the Components are needed at SANMINA-SCI. The date on which these orders are launched will depend on the lead time determined between the Vendor and SANMINA-SCI and SANMINA-SCI’s manufacturing or materials planning systems.

(4) A list of all Components with lead times greater than [***] (or the Order period, if the Order period is less [***]) (“Long Lead-time Components”) shall be provided to Customer and identified in Exhibit B to this Agreement. SANMINA-SCI shall update the list of Long Lead-time Components [***] and present an updated list of Long Lead-time Components to

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CUSTOMER at the time SANMINA-SCI presents the CUSTOMER with the E&O List described in Section 4.2(e). Each revised Long Lead-time Item list shall be deemed an amendment to Exhibit B, whether or not it has been formally designated as such. In the event SANMINA-SCI fails to present an updated list of Long Lead-time Components, (i) the Parties shall continue to rely on the preceding list (as updated in writing by the Parties) and (ii) CUSTOMER will accept responsibility for Long Lead-time Components ordered outside the lead-times set forth in the list provided that SANMINA-SCI can demonstrate to CUSTOMER’s reasonable satisfaction that such Components were ordered in accordance with the then-current Vendor lead-times and CUSTOMER Forecast. (CUSTOMER acknowledges that lead-times constantly change and that SANMINA-SCI might not always be able to present CUSTOMER with a current Long Leadtime Component List).

(5) CUSTOMER acknowledges that SANMINA-SCI will order Components in quantities sufficient to support CUSTOMER’s Forecast. [In determining the quantity of Components to order, SANMINA-SCI divides the Components into three classes, “Class A,” “Class B” and “Class C.” Class A Components are comprised of [***]. Class C Components are comprised of [***]. Class B Components are comprised of [***]. [***]. A summary of SANMINA-SCI’s purchase commitments is set forth in the table below.

Part Class	[***]	[***]	[***]
A	[***]	[***]	[***]
B	[***]	[***]	[***]
C	[***]	[***]	[***]

(6) CUSTOMER acknowledges that SANMINA-SCI will be required to order Components in accordance with the various minimum buy quantities, tape and reel quantities, and multiples of packaging quantities required by the Vendor.

(d) Reschedule. CUSTOMER may, at any time, reschedule all or part of a scheduled delivery of an Order prior to shipment upon written notice to Sanmina-SCI, with reschedule not to exceed [***] in accordance with the table below.

At the end of this [***] period, CUSTOMER shall either accept delivery of rescheduled finished units and/or pay SANMINA-SCI’s Component Cost associated with rescheduled units not yet built.

Days Before P.O. Delivery Date	Percentage Reschedule Allowance
[***]	[***]
[***]	[***]
[***]	[***]

SANMINA-SCI shall use reasonable commercial efforts to accommodate any upside schedule changes beyond the firm Order periods.

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(e) Excess and Obsolete Inventory.

For the purpose of this Agreement,

a. “Delivered Cost” shall mean SANMINA-SCI’s quoted cost of Components as stated on the bill of materials, plus a materials margin equal to [***] percent [***].

b. “Excess Inventory” means the Inventory that SANMINA-SCI has on hand, which has been ordered, manufactured, or acquired (in accordance with the requirements of this Section 4), based on CUSTOMER’s then-current Forecast or Orders, greater than the Customer’s next [***] demand, which is subject to the reconciliation process defined in Section 4.2 (g) and the ABC Stratification process as defined Section 4.2 (c) (5).

c. “Obsolete Inventory” means: the quantity of Inventory that SANMINA-SCI has on hand, which has been ordered, manufactured, or acquired (in accordance with the requirements of this Section 4) based on CUSTOMER’s then-current Forecast or Orders, but which SANMINA-SCI no longer requires as a result of (i) CUSTOMER’s announcement or notification that the Product into which such Inventory is incorporated has reached its end of life (“EOL”), (ii) a change in the specification the Product into which the Inventory is incorporated as a result of an Engineering Change Notice or otherwise; or (iii) Section 4.2(e)(vii) below.

d. Disposition Process: Within [***] after the end of the second month of calendar quarter, SANMINA-SCI shall advise CUSTOMER in writing of any Excess or Obsolete Inventory in its inventory and their Delivered Cost (the “E&O List”). Sanmina’s E&O list will contain only inventory items that make up [***] of excess and Obsolescence. Within [***] of receiving SANMINA-SCI’s E&O List, CUSTOMER shall advise SANMINA-SCI of any Component on the E&O List that it believes is not excess or obsolete. Within [***] after receiving SANMINA-SCI’s E&O List, SANMINA-SCI and CUSTOMER shall finalize the E&O List, and (1) CUSTOMER shall issue to SANMINA-SCI an Order for all mutually agreed upon Excess Inventory on the E&O List, or (2) [***]. If option 1:CUSTOMER shall pay SANMINA-SCI its Delivered Cost for Components on the E&O List within [***] of the date of invoice. In the event the Parties cannot agree as to the Components on the E&O List, [***]. For the purpose of this Section, the phrase “obsolete Component” shall mean any Component which is not currently used to manufacture CUSTOMER’s Product (whether as a result of an ECO or otherwise), and the term “excess Component” shall mean any Component which is not required to meet CUSTOMER’s Order or CUSTOMER’s Forecast to which such Component was initially ordered. CUSTOMER shall not have the right to delay payment for excess Components by increasing or pushing out its Forecast.

(f) Customer Component Liability. Customer’s Component liability for any termination without Cause shall be as set forth in Section 10 below. CUSTOMER acknowledges that it shall be financially liable for all Components ordered in accordance with this Section. Specifically, CUSTOMER’s Component Liability shall be equal to SANMINA-SCI’s Delivered Cost of all Components ordered in support of any Order or Forecast, including any excess Components resulting from any minimum buy quantities, tape and reel quantities, and multiples of packaging quantities required by the Vendor less the actual cost (per the bill of materials) of those Components which are returnable to Vendor (less any cancellation or restocking charges). At CUSTOMER’s request, SANMINA-SCI shall use commercially reasonable efforts to minimize CUSTOMER’s Component Liability by attempting to return Components to the Vendor

(g) Supplier Managed Inventory Program. CUSTOMER acknowledges that the concept of “purchase commitments to a Vendor” (as used in Section 4.2(a) and elsewhere in this Agreement) includes not only SANMINA-SCI purchase orders issued to Vendors, but also forecasts (which are based on CUSTOMER’s Forecasts) provided to Vendors in accordance with SANMINA-SCI’s Supplier Managed Inventory Program (“SMI Program”). Under the SMI

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Program, SANMINA-SCI provides Vendors with forecasts of anticipated Component requirements, and the Vendor is obligated to supply SANMINA-SCI with all forecasted Components, but SANMINA-SCI does not issue Vendor a purchase order until the Component is actually required by SANMINA-SCI for production. However, under the SMI Program, SANMINA-SCI is obligated to either consume a sufficient level of the forecasted Components or pay the Vendor for a certain level of unused Components. For the purpose of this Agreement, CUSTOMER’s Component Liability (pursuant to 4.2(f) above) shall include the cost of any Components actually ordered from the Vendors based on CUSTOMER’s Forecast and in accordance with the terms of this Agreement.

5.	DELIVERY ACCEPTANCE; DELAYS

5.1 Delivery. , all product shipments originating from [***] (including shipments made in accordance with Section 7 “Warranty”) shall be [***]. All product shipments originating from [***] will be (a) [***], and (b) [***].. [***]. . SANMINA-SCI shall mark, pack, package, crate, transport, ship and store Product to ensure (a) delivery of the Product to its ultimate destination in safe condition, (b) compliance with all requirements of the carrier and destination authorities, and (c) compliance with any special instructions of CUSTOMER. SANMINA-SCI shall notify CUSTOMER of any anticipated delays.

5.2 Acceptance. Customer shall have) [***] from date of receipt of the Product to inspect and to accept the Products (“Acceptance Period”) In the event Customer rejects the Product as defective, Customer shall have the option of returning the Product [***] to its manufacturing facility for repair, or request an advance replacement of the Product. In the event Customer requests an advance replacement of the Product(s), Sanmina-SCI shall quickly provide replacement Product to Customer within [***] of Customer’s request, excluding transit time contingent upon Sanmina-SCI having replacement Product in finished Product inventory. [***]. Notwithstanding anything to the contrary, Product shall be deemed accepted if not rejected within the Acceptance Period. Once a Product is accepted, all Product returns shall be handled in accordance with Section 7 Warranty. Prior to returning any rejected Product, CUSTOMER shall obtain an Authorized Return Material (“RMA”) number from SANMINA-SCI, and shall return such Product in accordance with SANMINA-SCI’s instructions; CUSTOMER shall specify the reason for such rejection in all RMA’s. In the event a Product is rejected, SANMINA-SCI shall have a reasonable opportunity to cure any defect which led to such rejection.

6.	CHANGES

6.1 General. CUSTOMER may upon sufficient notice make changes within the general scope of this Agreement. Such changes may include, but are not limited to changes in (1) drawings, plans, designs, procedures, Specifications, test specifications or bill of material (“BOM”), (2) methods of packaging and shipment, (3) quantities of Product to be furnished, (4) delivery schedule, or (5) Customer-Furnished Items. All changes other than changes in quantity of Products to be furnished shall be requested pursuant to an Engineering Change Notice (“ECN”) and finalized in an Engineering Change Order (“ECO”). If any such change causes either an increase or decrease in SANMINA-SCI’s cost or the time required for performance of any part of the work under this Agreement (whether changed or not changed by any ECO) the Prices and/or delivery schedules shall be mutually agreed upon and adjusted in a manner which would adequately compensate the Parties for such change.

6.2 ECN’s. SANMINA-SCI will respond to two (2) ECN request per month per product family type without a non-recurring administrative fee; responses to additional ECN’s will incur an administrative fee mutually agreed to between both Parties. Within five (5) business days after an ECN is received, SANMINA-SCI shall advise CUSTOMER in writing (a) of any

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change in Prices or delivery schedules resulting from the ECN and (b) the Delivered Cost of any Finished Product, Work-in-Process or Component rendered excess or obsolete as a result of the ECN (collectively the “ECN Charge”). Unless otherwise stated, ECN Charges are valid from thirty (30) days from the date of the ECN Charge.

6.3 ECO’s. In the event CUSTOMER desires to proceed with the change after receiving the ECN Charge pursuant to Section 6.2, CUSTOMER shall advise SANMINA-SCI in writing and shall pay the portion of the ECN Charge set forth in Section 6.2(b) thirty (30) days from date of receipt of invoice. In the event CUSTOMER does not desire to proceed with the Change after receiving the ECN Charge, it shall so notify SANMINA-SCI. In the event SANMINA-SCI does not receive written confirmation of CUSTOMER’s desire to proceed with the change within thirty (30) days after SANMINA-SCI provides CUSTOMER with the ECN Charge, the ECN shall be deemed cancelled.

7.	WARRANTY

7.1 SANMINA-SCI Warranty. SANMINA-SCI warrants that, for a period of [***], the Product will be free from defects in workmanship and shall strictly conform to the manufacturing requirements contained in Customer’s Specifications, including but not limited to industry standard IPC-A-600 or IPC-A-610, Class II. SANMINA-SCI shall, at its option and at its expense (and as CUSTOMER’s sole and exclusive remedy for breach of any warranty), [***]. In addition, SANMINA-SCI will pass on to CUSTOMER all Vendors’ (and manufacturers’) Component warranties to the extent that they are transferable, as well as manage such warranties, but will not independently warrant any Components. All warranty obligations will cease upon the earlier of the expiration of the warranty period set forth above or the return (at CUSTOMER’s request) of any test equipment or test fixtures. ALL CLAIMS FOR BREACH OF WARRANTY MUST BE RECEIVED BY SANMINA-SCI NO LATER THAN [***] AFTER THE EXPIRATION OF THE WARRANTY PERIOD.

7.2 RMA Process. SANMINA-SCI shall concur in advance on all Products to be returned for repair or rework. CUSTOMER shall obtain a RMA number from SANMINA-SCI prior to return shipment. All returns shall state the specific reason for such return, and will be processed in accordance with SANMINA-SCI’s RMA process. [***]. Any repaired or replaced Product shall be warranted as set forth in this Section for a period [***].

7.3 Exclusions from Warranty. This warranty does not include Products that have defects or failures resulting from (a) CUSTOMER’s design of Products including, design functionality failures, , failures relating to the functioning of Products in the manner for the intended purpose or in the specific CUSTOMER’s environment; (b) accident, disaster, neglect, abuse, or Customer’s negligent actions such as misuse, improper handling, testing, storage or installation including improper handling in accordance with static sensitive electronic device handling requirements; (c) alterations, modifications or repairs by CUSTOMER or third parties without SANMINA-SCI’s prior written approval or (d) defective CUSTOMER-provided test equipment or test software.

7.4 Remedy. THE SOLE REMEDY UNDER THIS WARRANTY SHALL BE THE REPAIR, REPLACEMENT OR CREDIT FOR DEFECTS AS STATED ABOVE. THIS WARRANTY IS THE SOLE WARRANTY GIVEN BY SANMINA-SCI AND IS IN LIEU OF ANY OTHER WARRANTIES EITHER EXPRESS OR IMPLIED. SANMINA-SCI DOES NOT MAKE ANY WARRANTIES REGARDING MERCHANTIBILITY, NONINFRINGEMENT, (OR SIMILAR LEGISLATION), OR FITNESS FOR A PARTICULAR PURPOSE, AND SPECIFICALLY DISCLAIMS ANY SUCH WARRANTY, EXPRESS OR IMPLIED.

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8.	CUSTOMER FURNISHED EQUIPMENT AND COMPONENTS

8.1 Customer-Furnished Items. CUSTOMER shall provide SANMINA-SCI with the Product design and related specifications, applicable regulatory requirements, equipment, tooling, Components or documentation set forth in Exhibit C (collectively the “Customer-Furnished Items”). CUSTOMER shall deliver the Customer-Furnished Items to SANMINA-SCI in a timely manner. Documentation (including BOM’s, drawings and artwork) shall be current and complete and maybe updated by Customer from time to time.

8.2 Care of Customer-Furnished Items. All Customer-Furnished Items shall remain the property of CUSTOMER. However, while in SANMINA_SCI’s custody and control, any and all such Customer Furnished Items will be covered under a broad form property insurance policy, a warehouseman’s liability policy and marine cargo policy in amounts to cover full replacement cost. SANMINA-SCI shall clearly identify all Customer-Furnished Items by an appropriate tag and shall utilize such Customer-Furnished Items solely in connection with the manufacture of CUSTOMER’s Product. SANMINA-SCI agrees that it will not pledge, encumber, use the Customer-Furnished Items as collateral, or permit any liens to be attached to the Customer-Furnished Items or use the Customer-Furnished Items for any such purposes without the written consent of Customer. SANMINA-SCI shall not make or allow modifications to be made to Customer-Furnished Items without CUSTOMER’s prior written consent. SANMINA-SCI shall be responsible for reasonable diligence and care in the use and protection of any Customer-Furnished Items and routine maintenance of any Customer-Furnished equipment, but shall not be responsible for repairs or replacements (including servicing and calibration to the equipment) unless such failure was caused by SANMINA-SCI’s negligence or willful misconduct. All Customer-Furnished Items shall be returned to CUSTOMER at CUSTOMER’s expense upon request. SANMINA-SCI’s production and warranty obligations which require the utilization of the returned Customer-Furnished Items will cease upon SANMINA-SCI’s fulfillment of CUSTOMER’s request.

8.3 Customer-Furnished Components. Customer-furnished Components shall be handled in accordance with the applicable SANMINA-SCI manufacturing facility’s procedures regarding Customer-Furnished Material.

9.	INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1 SANMINA-SCI’s Indemnification. SANMINA-SCI shall indemnify, defend, and hold CUSTOMER and CUSTOMER’s affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the “Customer-Indemnified Parties”) harmless from all third party demands, claims, actions, causes of action, proceedings, suits, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including reasonable fees and disbursements of counsel) of every kind (each a “Claim,” and, collectively “Claims”) (i) based upon personal injury or death or injury to property (other than damage to the Product itself, which is handled in accordance with Section 7 “Warranty”) to the extent any of the foregoing is caused by the negligent or willful acts or omissions of SANMINA-SCI or its officers, employees, subcontractors or agents, and/or (ii) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, mask work, copyright, trade secret, or any actual or alleged violation of any other intellectual property rights arising from or in connection with SANMINA-SCI’s manufacturing processes.

9.2 CUSTOMER’s Indemnification. CUSTOMER shall indemnify, defend, and hold SANMINA-SCI and SANMINA-SCI’s affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives (the “SANMINA-SCI-Indemnified Parties”) harmless from all third party Claims (i) based upon personal injury or death or injury to property to the extent any of the foregoing is caused by a defective Product, by the negligent or willful acts or omissions of CUSTOMER or its officers, employees, subcontractors or agents (except as otherwise result from SANMINA-SCI’s manufacturing processes), and/or (ii) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, mask

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work, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the Customer’s designs or Specifications of the Products, except to the extent that infringement occurs as a result of SANMINA-SCI’s manufacturing processes.

9.3 Procedure. A Party entitled to indemnification pursuant to this Section (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of any Claims covered by this indemnity. Promptly after receipt of such notice, the Indemnitor shall assume the defense of such Claim with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor fails, within a reasonable time after receipt of such notice, to assume the defense with counsel or, if a direct or indirect conflict of interest exists between the Parties with respect to the Claim, the Indemnitee shall have the right to undertake the defense of such Claims, provided however that the Indemnitee shall have no right to compromise and settlement such Claim for the account and at the expense of the Indemnitor. If the Claim is one of multiple claims in a lawsuit against Indemnitee, some of which claims may not be subject to the indemnity obligation of the Indemnitor, Indemnitee may, at its sole discretion, elect to solely control the defense, settlement, adjustment or compromise of those claims for which is not subject to the Indemnitor’s indemnity obligations under this Section 9, in which event the Indemnitor agrees to cooperate with Indemnitee’s sole control and provide any assistance as may be reasonably necessary for the defense, settlement, adjustment or compromise of any such controversy or proceedings. Notwithstanding the foregoing, if the Indemnitee in its sole judgment so elects, the Indemnitee may also participate in the defense of such action by employing counsel at its expense, without waiving the Indemnitor’s obligation to indemnify and defend. The Indemnitor shall not compromise any Claim (or portions thereof) or consent to the entry of any judgment without an unconditional release of all liability of the Indemnitee as to each claimant or plaintiff.

9.4 Limitation of Liability. EXCEPT FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS AND EXCEPT FOR AMOUNTS PAYABLE PURSUANT TO THE PARTY’S INDEMNIFICATION OBLIGATIONS HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, EVEN IF SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FOR THE PURPOSE OF THIS SECTION, BOTH LOST PROFITS AND DAMAGES RESULTING FROM VALUE ADDED TO THE PRODUCT BY CUSTOMER SHALL BE CONSIDERED CONSEQUENTIAL DAMAGES. EXCEPT FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS AND EXCEPT FOR AMOUNTS PAYABLE PURSUANT TO THE PARTY’S INDEMNIFICATION OBLIGATIONS HEREOF, IN NO EVENT SHALL EITHER PARTY’S LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED THE GREATER OF EITHER $[***] or [***]. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. Notwithstanding the foregoing, the provisions of this Section shall not apply to limit (i) Customer’s obligation for termination payments in accordance with section 10 (ii). THE LIMITATIONS SET FORTH IN THIS SECTION SHALL APPLY WHERE THE DAMAGES ARISE OUT OF OR RELATE TO THIS AGREEMENT.

10.	TERMINATION

10.1 Termination for Cause. Either Party may terminate this Agreement or an Order hereunder for default if the other Party materially breaches this Agreement; provided, however, no termination right shall accrue until thirty (30) days after the defaulting Party is notified in writing of the material breach and has failed to cure or give adequate assurances of performance within the thirty (30) day period after notice of material breach.

10.2 Termination for Convenience. Subject to Section 10.4, CUSTOMER may terminate this Agreement or an order hereunder for any reason upon thirty (30) days’ prior

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written notice. Subject to Section 10.4, SANMINA-SCI may terminate this Agreement for any reason upon sixty (60) days’ notice, provided, however, that after such termination of the Agreement, SANMINA-SCI shall continue to provide product to the Customer for a period mutually agreed to by both parties as may be needed to meet Customer’s contractual commitments with its customers.

10.3 Termination by Operation of Law. This Agreement shall terminate should either Party (a) become insolvent; (b) enter into or file a petition, arraignment or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction and such actions are not dismissed with thirty (30) days; (c) enter into a receivership of any of its assets and such actions are not dismissed within thirty (30) days or (d) enter into a dissolution or liquidation of its assets or an assignment for the benefit of its creditors and such actions are not dismissed within thirty (30) days.

10.4 Consequences of Termination.

a. Termination for Reasons other than SANMINA-SCI’s Breach. In the event this Agreement or an Order hereunder is terminated for any reason other than a breach by SANMINA-SCI (including but not limited to a force majeure or termination for convenience), CUSTOMER shall pay SANMINA-SCI, termination charges equal to (1) [***]; (2) [***]; and (3) [***]. The foregoing statement of states the entire Liability of Customer and SANMINA-SCI’s sole remedy for termination for convenience by Customer or SANMINA-SCI. In no event shall Customer’s liability or any cancellation or termination of an Order(s) or the Agreement exceed the price of the Order(s) cancelled hereof.

b. Termination Resulting from SANMINA-SCI’s Breach. In the event CUSTOMER terminates this Agreement or any Order hereunder as a result of a breach by SANMINA-SCI, CUSTOMER shall pay SANMINA-SCI, termination charges equal to (1) [***]; (2) [***]; and (3) [***]. In no event shall Customer’s payment to SANMINA-SCI’s under this section 10.4(b) constitute a waver by Customer of any kind to enforce any of the provisions of this Agreement or pursue any rights, remedies or options available at law, equity or otherwise.

11.	QUALITY

11.1 Specifications. Product shall be manufactured by SANMINA-SCI in accordance with the Specifications and industry standard IPC-A-600 or IPC-A-610, as modified via written ECO’s in accordance with this Agreement. Neither Party shall make any change to the Specifications, to any Inventory described therein, or to the Products (including, without limitation, changes in form, fit, function, design, appearance or place of manufacture of the Products or changes which would affect the reliability of any of the Products) unless such change is made in accordance with Section 6.1. Notwithstanding the foregoing, SANMINA-SCI shall be permitted to make changes in its manufacturing process at any time, so long as such changes do not affect the form, fit, or function of the Products.

11.2 Content of Specifications. The Specifications shall include, but shall not be limited to (i) detailed electrical, mechanical, performance and appearance specifications for each model of Product, (ii) the BOM; (iii) tooling specifications, along with a detailed description of the operation thereof, (iv) art work drawings, (v) Component specifications, (vi) Vendor cross references.

11.3 Components. SANMINA-SCI shall use in its production of Products such Components of a type, quality, and grade specified by CUSTOMER to the extent CUSTOMER chooses to so specify, and shall purchase Components only from Vendors appearing on CUSTOMER’s approved vendor list (“AVL”); provided, however, that in the event SANMINA-SCI cannot purchase a Component from a Vendor on CUSTOMER’s AVL for any reason, SANMINA-SCI shall be able to purchase such Component from an alternate Vendor, subject to CUSTOMER’s prior written approval, which approval shall not be unreasonably withheld or

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delayed. SANMINA-SCI shall use commercially reasonable efforts to manage all Vendors, but shall not be responsible for any Component (including the failure of any Component to comply with the Specifications). SANMINA-SCI shall pass through Component warranties to the extent that they are transferable, as well as manage such warranties, as further specified in Section 7 above.

11.4 Quality Specifications. SANMINA-SCI shall comply with the quality specifications set forth in its Quality Manual, incorporated by reference herein, a copy of which is available from SANMINA-SCI upon request.

11.5 SANMINA-SCI agrees (i) to properly inspect and test all Components and Product(s) to ensure that they meet the Specifications and any other mutually agreed quality requirements prior to delivery to Customer; (ii) to maintain inspection and test records of the Components and Product, including without limitation, out-going quality level of the Product(s), and (iii) to provide to Customer for review all inspection and testing data and records upon Customer’s request.

11.6 Inspection of Facility. Upon reasonable advance written notice and, upon SANMINA-SCI’s request the execution of an appropriate nondisclosure agreement, CUSTOMER and its representatives, including Customer’s insurance carrier, may inspect any SANMINA-SCI facility and the Products and Components held by SANMINA-SCI for CUSTOMER at SANMINA-SCI’s facilities during SANMINA-SCI’s regular business hours, provided that such inspection does not unduly affect SANMINA-SCI’s operations. CUSTOMER and its representatives shall observe all security and handling measures of SANMINA-SCI while on SANMINA-SCI’s premises. CUSTOMER and its representatives acknowledge that their presence on SANMINA-SCI’s property is at their sole risk. Customer’s inspection of the Products and Components at SANMINA-SCI’s facility shall in no way be considered Customer’s acceptance of such Products or Components nor a waiver of Customer’s right to do later perform incoming inspection of the Products or Components.

12.	FORCE MAJEURE

12.1 Force Majeure Event. For purposes of this Agreement, a “Force Majeure Event” shall mean the occurrence of unforeseen circumstances beyond a Party’s control and without such Party’s negligence or intentional misconduct, including, but not limited to, any act by any governmental authority, act of war, natural disaster, strike, boycott, embargo, shortage, riot, lockout, labor dispute, civil commotion.

12.2 Notice of Force Majeure Event. Neither Party shall be responsible for any failure to perform due to a Force Majeure Event provided that such Party gives notice to the other Party of the Force Majeure Event as soon as reasonably practicable, but not later than five (5) days after the date on which such Party knew or should reasonably have known of the commencement of the Force Majeure Event, specifying the nature and particulars thereof and the expected duration thereof; provided, however, that the failure of a Party to give notice of a Force Majeure Event shall not prevent such Party from relying on this Section except to the extent that the other Party has been prejudiced thereby.

12.3 Termination of Force Majeure Event. The Party claiming a Force Majeure Event shall use reasonable efforts to mitigate the effect of any such Force Majeure Event and to cooperate to develop and implement a plan of remedial and reasonable alternative measure to remove the Force Majeure Event; provided, however, that neither Party shall be required under this provision to settle any strike or other labor dispute on terms it considers to be unfavorable to it. Upon the cessation of the Force Majeure Event, the Party affected thereby shall immediately notify the other Party of such fact, and use its best efforts to resume normal performance of its obligations under the Agreement as soon as possible.

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12.4 Limitations. Notwithstanding that a Force Majeure Event otherwise exists, the provisions of this Section shall not excuse (i) any obligation of either Party, including the obligation to pay money in a timely manner for Product actually delivered or other liabilities actually incurred, that arose before the occurrence of the Force Majeure Event causing the suspension of performance; or (ii) any late delivery of Product, equipment, materials, supplies, tools, or other items caused solely by negligent acts or omissions on the part of such Party.

13.	CONFIDENTIALITY AND NON-SOLICITATION OF EMPLOYEES

13.1 Definitions. For the purpose of this Agreement,

(a) “Confidential Information” may include but is not limited to information (in any form or media) regarding a Party’s customers, prospective customers (including lists of customers and prospective customers), methods of operation, engineering methods and processes (include, but not limited to manufacturing processes or any information which may be obtained by a Party by reverse engineering, decompiling or examining any software or hardware provided by the other Party under this Agreement), programs and databases, patents and designs, billing rates, billing procedures, vendors and suppliers, business methods, finances, management, or any other business information relating to such Party (whether constituting a trade secret or proprietary or otherwise) which has value to such Party and is treated by such Party as being confidential; provided, however, that Confidential Information does not include information that (i) is known to the other Party without any restriction on use or disclosure or without any obligation of confidentiality prior to receipt from the Disclosing Party hereunder, which knowledge shall be evidenced by written records, (ii) is independently developed without use or reference to any Confidential Information, as evidenced by written records, (iii) is or becomes in the public domain through no breach of this Agreement, or (iv) is received from a third party without breach of any obligation of confidentiality as evidenced by written records. Confidential Information shall also include information obtained or ascertained by Receiving Party as a result of any visit to any facility occupied by Disclosing Party or by third party which the Disclosing Party has a contractual, legal or fiduciary obligation of confidentiality to said party, whether or not protectible by patent, copyright or other laws

(b) “Person” shall mean and include any individual, partnership, association, corporation, trust, unincorporated organization, limited liability company or any other business entity or enterprise.

(c) “Representative” shall mean a Party’s employees, agents, or representatives, including, without limitation, financial advisors, lawyers, accountants, experts, and consultants.

13.2 Nondisclosure Covenants.

(a) In connection with this Agreement, each Party (the “Disclosing Party”) may furnish to the other Party (the “Receiving Party”) or its Representatives certain Confidential Information. For the term of this Agreement and for a period of five (5) years from the date of the termination of this Agreement, the Receiving Party (a) shall maintain as confidential all Confidential Information disclosed to it by the Disclosing Party, (b) shall not, directly or indirectly, disclose any such Confidential Information to any Person other than (i) those Representatives of the Receiving Party whose duties justify the need to know such Confidential Information and then only after each Representative has agreed to be bound by this Confidentiality Agreement and clearly understands his or her obligation to protect the confidentiality of such Confidential Information and to restrict the use of such Confidential Information or (ii) if SANMINA-SCI is the Receiving Party, a third party Vendor for the purpose of obtaining price quotations, provided that SANMINA-SCI shall cause the Vendor to agree to this Confidentiality Agreement and protect the confidentiality of such Confidential Information and to restrict the use of such Confidential Information, and (c) shall treat such Confidential Information with the same degree of care as it treats its own Confidential Information (but in no case with less than a reasonable degree of care).

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(b) The disclosure of any Confidential Information is solely for the purpose of enabling each Party to perform under this Agreement, and the Receiving Party shall not use any Confidential Information disclosed by the Disclosing Party for any other purpose.

(c) Except as otherwise set forth in this Agreement, all Confidential Information supplied by the Disclosing Party shall remain the property of the Disclosing Party, and will be promptly returned by the Receiving Party upon receipt of written request therefore.

(d) If the Receiving Party or its Representative is requested or becomes legally compelled to disclose any of the Confidential Information, it will provide the Disclosing Party with prompt written notice. If a protective order or other remedy is not obtained, then only that part of the Confidential Information that is legally required to be furnished will be furnished, and reasonable efforts will be made to obtain reliable assurances of confidentiality.

13.3 Non-Solicitation of Employees. During the term of this Agreement and for a period of two (2) years thereafter, neither Party shall directly or indirectly solicit, recruit or hire (or attempt to solicit, recruit or hire) any of the other Party’s employees; provided, however, that this shall not prohibit a Party from (a) advertising for open positions provided that such advertisements are not targeted solely at the employees of the other Party; (b) or employing any individual who initiates contact with such Party on his or her own initiative, whether in response to an advertisement or otherwise.

13.4 Injunctive Relief Authorized. Any material breach of this Section by a Party or its Representatives may cause irreparable injury and the non-breaching Party may be entitled to equitable relief, including injunctive relief and specific performance, in the event of a breach. The above will not be construed to limit the remedies available to a Party. In addition, the prevailing Party will be entitled to be reimbursed for all of its reasonable attorneys’ fees and expenses at all levels of proceedings and for investigations, from the non-prevailing Party.

13.5 No Publicity. Each Party agrees not to publicize or disclose the existence or terms of this Agreement to any third party without the prior consent of the other Party except as required by law (in which case, the Party seeking to disclose the information shall give reasonable notice to the other Party of its intent to make such a disclosure). Neither Party shall make any press release or similar public statement without the prior consent of the other Party.

14.	INSURANCE

Without in anyway limiting SANMINA-SCI’s indemnification obligations, SANMINA-SCI agrees to maintain during the term of this Agreement (a) workers’ compensation insurance as prescribed by the law of the nation, state, territory or providence in which SANMINA-SCI’s services are performed; (b) employer’s liability insurance with limits of at least $500,000 per occurrence; (c) commercial automobile liability insurance if the use of motor vehicles is required in the performance of this contract, with limits of at least $1,000,000 for bodily injury and property damage for each occurrence; (d) commercial general liability insurance, including blanket contractual liability and broad form property damage, with limits of not less than $1,000,000 combined single limit for personal injury and property damage for each occurrence; and (e) commercial general liability insurance endorsed to include products liability and completed operations coverage with limits not less than $1,000,000 for each occurrence; (f) errors and omissions insurance covering its acts, errors and omissions in connection with the services provided under this Agreement, with limits of not less than $500,000 per occurrence or per claim and $1,000,000 in the annual aggregate; (g) warehouseman’s liability policy to cover the full value of products held on behalf of CUSTOMER; and (h) Cargo-Marine insurance policy to cover the full value and risk `of all

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shipments to CUSTOMER SANMINA-SCI shall furnish to CUSTOMER upon request certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage and the expiration date of each policy. CUSTOMER’S receipt or review of such certificates or evidence of insurance shall not relieve SANMINA-SCI of its obligations to maintain insurance policies as outlined herein. Each Party agrees that it, its insurer(s) and anyone claiming by, through, under or in its behalf shall have no claim, right of action or right of subrogation against the other Party and the other Party’s affiliates, directors, officers, employees and customers based on any loss or liability insured against under the insurance required by this Agreement.

15.	BUSINESS CONTINUITY PLAN

SANMINA-SCI shall have in place a business continuity plan, as regularly updated as required, that will ensure that SANMINA-SCI is able to perform under the Agreement and to continue to provide Products and services to Customer when the manufacture or delivery of Products is interrupted for any reason outside of SANMINA-SCI’s reasonable control (“BCP”). Upon Customer’s request, SANMINA-SCI will provide and a copy of the BCP plan to Customer for review.

16.	MISCELLANEOUS

16.1 Integration Clause. This Agreement (including the Exhibits and Schedules to this Agreement) constitutes the entire agreement of the Parties, superseding all previous Agreements covering the subject matter. This Agreement shall not be changed or modified except by written agreement, specifically amending, modifying and changing this Agreement, signed by SANMINA-SCI and an authorized representative of the CUSTOMER.

16.2 Order of Precedence. All quotations, Orders, acknowledgments and invoices issued pursuant to this Agreement are issued for convenience of the Parties only and shall be subject to the provisions of this Agreement and the Exhibits hereto. When interpreting this Agreement, precedence shall be given to the respective parts in the following descending order: (a) this Agreement; (b) Schedules and Exhibits to this Agreement; and (c) if Orders are used to release product, those portions of the Order that are not pre-printed and which are accepted by SANMINA-SCI. The Parties acknowledge that (y) the preprinted provisions on the reverse side of any such quotation, Order, acknowledgment or invoice and (z) all terms other than the specific terms set forth in Section 4.1(a)(i)-(iv) shall be deemed deleted and of no effect whatsoever. No modification to this Agreement, the Exhibits or any Order shall be valid without the prior written consent of the Purchase Agreement Coordinators of SANMINA-SCI and CUSTOMER.

16.3 Assignment. Neither this Agreement nor any rights or obligations hereunder shall be transferred or assigned by either Party without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. This Agreement (a) may be assigned in whole or in part by either Party to any Affiliate of such Party provided that such Party remains secondarily liable under this Agreement and (b) may be assigned by Customer to a successor in interest upon any reorganization, change of control, merger, acquisition, or sale of all or substantially all of the assets of the assigning party. Notwithstanding the foregoing, either Party may assign its right to payment to a third party without the need for consent from the other Party.

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16.4 Notices. Wherever one Party is required or permitted or required to give written notice to the other under this Agreement, such notice will be given by hand, by certified U.S. mail, return receipt requested, by overnight courier, or by fax and addressed as follows:

If to CUSTOMER:	with a copy to:

Symmetricom, Inc.	Symmetricom, Inc.
2300 Orchard Parkway,	2300 Orchard Parkway
San Jose, CA 95131	San Jose, CA 95131
Attn: VP – Supply Chain	Attn: Legal
Fax: 408-428-

If to SANMINA-SCI:	with a copy to:

SANMINA-SCI Corporation	SANMINA-SCI Corporation
2700 N. First Street	2700 N. First Street
San Jose, California 95134	San Jose, California 95134
Att’n: EVP, Sales	Att’n: Vice President & Corporate Counsel
Phone: (408) 964-3600	Phone: (408) 964-3600
Fax: (408) 964-3636	Fax: (408) 964-3636

All such notices shall be effective upon receipt. Either Party may designate a different notice address from time to time upon giving ten (10) days’ prior written notice thereof to the other Party.

16.5 Disputes/Choice of Law/Attorneys Fees. The Parties shall attempt to resolve any disputes between them arising out of this Agreement through good faith negotiations. In the event the Parties cannot resolve a dispute, the Parties acknowledge and agree that the state courts of Santa Clara County, California and the federal courts located in the Northern District of the State of California shall have exclusive jurisdiction and venue to adjudicate any and all disputes arising out of or in connection with this Agreement. The Parties consent to the exercise by such courts of personal jurisdiction over them and each Party waives any objection it might otherwise have to venue, personal jurisdiction, inconvenience of forum, and any similar or related doctrine. This Agreement shall be construed in accordance with the substantive laws of the State of California (excluding its conflicts of laws principles). The provisions of the United Nations Conventions on Contracts for the International Sale of Goods shall not apply to this Agreement. The prevailing Party shall be entitled to recover its costs and reasonable attorney’s fees from the non-prevailing Party in any action brought to enforce this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date, by their officers, duly authorized.

SANMINA-SCI CORPORATION		CUSTOMER

By:	/s/ George Korson	By:	/s/ Gregory P. Ruebusch
	Signature		Signature

	George Korson		Gregory P. Ruebusch
	Typed Name		Typed Name

	Vice President		EVP Operations
	Title		Title

	March 30, 2010		March 22, 2010
	Date		Date

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INDEX

1. TERM

2. PRICING

3. PAYMENT TERMS

4. PURCHASE ORDERS/ FORECAST/ RESCHEDULE

5. DELIVERY AND ACCEPTANCE

6. CHANGES

7. WARRANTY

8. CUSTOMER FURNISHED EQUIPMENT AND COMPONENTS

9. INDEMNIFICATION AND LIMITATION OF LIABILITY

10. TERMINATION

11. QUALITY

12. FORCE MAJEURE

13. CONFIDENTIALITY AND NON-SOLICITATION OF EMPLOYEES

14. INSURANCE

15. MISCELLANEOUS

EXHIBITS

A. PRICES

B. LONG LEAD-TIME COMPONENTS

C. CUSTOMER FURNISHED EQUIPMENT, COMPONENTS AND DOCUMENTATION

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EXHIBIT A

PRICING

Product	Quantity	Price

[***]

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EXHIBIT B

LONG LEAD-TIME COMPONENTS

[***]

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EXHIBIT C

CUSTOMER FURNISHED EQUIPMENT, COMPONENTS, AND DOCUMENTATION

[***]

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Prepaid Program

Addendum 1 to the Manufacturing Service Agreement

Between

Sanmina-SCI and Symmetricom, Inc.

This Addendum 1 (“Addendum”) is made and entered into on September 19, 2009, between Sanmina-SCI Corporation, on behalf of itself and its affiliates and subsidiaries (“Company”) and Symmetricom, Inc., on behalf of itself and its affiliates and subsidiaries (“Customer”). This Addendum is subject to the terms and conditions of the “Letter of Agreement” dated June 30, 2008, as superseded by the “Manufacturing Services Agreement”, between Company and Customer, dated September     , 2009 (collectively, the “MSA”), except in the event of a conflict between the terms and conditions of this Addendum and the terms of the MSA, the terms of this Addendum shall control.

I.	Definition of Terms:

Excess Inventory: Inventory that Company has on hand which has been ordered, manufactured or acquired in support of Customer requirements, and is deemed to be excess in accordance with the terms set forth in the MSA.

Obsolete Inventory: Inventory that Company has on hand, which has been ordered, manufactured, or acquired in support of Customer requirements, and is deemed to be obsolete in accordance with the terms set forth in the MSA.

Prepaid Inventory: Inventory that is held by Company for Customer under this prepaid program.

Company Inventory: Inventory bought and owned by Company in support of Customer Requirements as set forth in the MSA.

Customer Inventory: Inventory that has been bought and is owned by Customer, and resides in Customer’s facility/control.

II.	Purpose:

This Amendment sets forth the terms for the Customer Prepaid Program, which enables two types of pre-paid inventory processes as follows:

a.	Prepaid Inventory process for Company Inventory, as further set forth in Section III below.

b.	Prepaid Inventory process for Customer Inventory, as further set forth in Section IV below.

CONFIDENTIAL – May not be disclosed outside of Sanmina-SCI and Symmetricom, Inc., except with the prior written consent of the contracting parties

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission

III.	Prepaid Inventory Process for Company Inventory:

Within [***] upon completion of the Excess and Obsolete Inventory review process as defined in the terms of the MSA, and the parties have determined that the Excess and Obsolete Inventory is to be moved into Prepaid Inventory (hereafter “Mutually Agreed Excess”), the parties will:

1.	Compare the prior quarter’s Prepaid Inventory reserve account with the new Mutually Agreed Excess amount.

2.	If the new Mutually Agreed Excess amount is greater than the Prepaid Inventory reserve account, then Customer shall, within [***], pay the difference between the Mutually Agreed Excess amount and the Prepaid Inventory amount to Company, who shall credit the Prepaid Price (Defined in Section IV, below) to the Prepaid Inventory reserve account.

3.	If the new Mutually Agreed Excess amount is less than the Prepaid Inventory reserve account, then Company shall, within [***], refund the amount in difference between these two to Customer.

IV.	Prepaid Inventory Process for Customer Inventory:

When Customer Inventory has been identified by Customer as inventory that is to be moved into the prepaid program, the following process is to be followed:

1.	Customer shall create a list of inventory to be transferred, from any Customer facility to Company’s facility under the prepaid program.

2.	Customer and Company shall perform a joint audit of the Prepaid Inventory to determine:

a.	Technical or commercial viability of the inventory

b.	Quantity

c.	Approved Manufacturers in accordance with Customer’s AML

3.	[***]

4.	Company shall then purchase the Prepaid Inventory by issuing a purchase order (“PO”) to Customer for said inventory at [***] and hold the inventory in a prepaid account for Customer’s benefits.

5.	Customer will at the same time issue a PO to Company for the agreed upon amount of Prepaid Inventory.

6.	Upon receipt of the POs by Company and Customer, respectively, each party shall send a corresponding invoice to the other party.

7.	Payment shall be made by each party concurrently to the other party’s account no later than thirty (30) days from date of invoice.

8.	Title of the Prepaid Inventory shall remain with Company after payment is received from the Customer, except that at all time the Prepaid Inventory shall be held by Company for the benefit of Customer until used or consumed by Customer or disposed of in accordance with the terms of this program.

CONFIDENTIAL – May not be disclosed outside of Sanmina-SCI and Symmetricom, Inc., except with the prior written consent of the contracting parties

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission

V.	Business Process:

1.	Company assumes risk of loss for all Prepaid Inventory held at a Company facility.

2.	If Customer desires to purchase Excess Inventory from Company that is in the prepaid program, Customer will issue a PO to Company for said inventory.

3.	Company shall maintain Prepaid Inventory in a “Net-able Inventory location on Oracle and to use commercially reasonable effort to first use and consume the inventory under this prepaid program to fulfill Customer’s orders and requirements as set forth in the MSA prior to purchasing inventory from outside suppliers. When any inventory is transferred from the prepaid program into normal inventory for Customer’s requirements under the MSA, it will be transacted at the Prepaid Price without any Company mark-up.

4.	The parties agree that Company may transfer the Prepaid Inventory, in whole or in part, to other Company sites in order to produce Customer product without Customer’s prior consent, except for Prepaid Inventory that is identified as strategic inventory pursuant to paragraph 5 below.

5.	Prepaid Inventory that is identified as strategic inventory (end of life, last time buy, proprietary to Customer, ITAR regulated) may not be transferred to or used for any third party or for non-Customer usage without Customer’s prior written consent.

6.	If Customer directs Company to dispose of any of the inventory in the prepaid program, the Company will systematically scrap and physically scrap identified inventory within the same accounting period per Customer’s direction. Customer will issue a PO to Company for said inventory.

7.	Customer reserves the right, upon 30 days notice to perform a process audit of Prepaid Inventory at Company’s facility.

8.	[***]

VI.	Liens; Bankruptcy Proceeding:

1.	Company hereby acknowledges that the Prepaid Inventory identified under this Addendum has been prepaid by Customer. Company agrees that it will not pledge, encumber, use the Prepaid Inventory as collateral, or permit any liens to be attached to the Prepaid Inventory or use the Prepaid Inventory for any such purposes without the written consent of Customer. Company further agrees to execute any other necessary document to further protect Customer’s interest in the Inventory, including UCC-1 filing regarding the Prepaid Inventory

CONFIDENTIAL – May not be disclosed outside of Sanmina-SCI and Symmetricom, Inc., except with the prior written consent of the contracting parties

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission

2.	In the event Company files a petition under the U.S. Bankruptcy Code or is the subject of involuntary bankruptcy proceeding under such Code, the parties hereby stipulate to the lifting of the automatic stay in effect and relief from such stay.

IN WITNESS WHEREOF, the Parties hereto have caused this Addendum to be executed as of the Effective Date, by their officers, duly authorized.

SANMINA-SCI CORPORATION		SYMMETRICOM, INC.

By:	/s/ Michael Sparacino	By:	/s/ Justin Spencer
	Signature		Signature

	Michael Sparacino		Justin Spencer
	Typed Name		Typed Name

	Vice-President		CFO
	Title		Title

	9/18/09		9/18/09
	Date		Date

CONFIDENTIAL – May not be disclosed outside of Sanmina-SCI and Symmetricom, Inc., except with the prior written consent of the contracting parties

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission

Addendum 2 to the Letter of Agreement

Between

Sanmina-SCI and Symmetricom, Inc.

This Addendum 2 (“Addendum”) is made and entered into on April 2, 2010, between Sanmina-SCI Corporation, on behalf of itself and its affiliates and subsidiaries (“Company”) and Symmetricom, Inc., on behalf of itself and its affiliates and subsidiaries (“Customer”). This Addendum is subject to the terms and conditions of the Manufacturing Service Agreement (MSA) between Company and Customer, dated March 12, 2010, except in the event of a conflict between the terms and conditions of this Addendum and the terms of MSA, the terms of the Addendum shall control.

I.	Definition of terms:

Company: Refers to Sanmina-SCI Corporation

Customer: Refers to Symmetricom, Inc.

Company’s New Hampshire facility: refers to both Manchester and Derry locations in New Hampshire.

Customer’s Puerto Rico facility: refers to Aguadilla manufacturing facility in Puerto Rico.

Product and Services: [***]

Closing of Facility: This is accomplished when all manufacturing process and products have been transferred and are actively being produced in New Hampshire.

II.	Purpose:

This Addendum sets forth the terms and conditions for the transfer management project which will result in the closing of the Customer’s Puerto Rico facility. The products and services of the Customer’s manufacturing facility will be transferred to the Company’s facility in New Hampshire. In consideration for the management of this project, the Company shall be paid a transfer management fee (the “Fee”) of [***] All costs claimed by Company are to be submitted to Customer for review.

III	Program Overview:

1.	On April 6, 2010 Customer will announce the closing of its manufacturing facility in Puerto Rico to the public.

2.	On April 12, 2010 Company shall bring a transfer team to the Customer’s manufacturing facility in Puerto Rico.

3.	The Company’s transfer team which will consist of manpower resources that will reside in Puerto Rico and travel as needed to enable the transfer of production from Puerto Rico to New Hampshire. This transfer team will consist of employees of Company to cover the functional areas of responsibility matched with functional responsibilities in Customer’s site in Puerto Rico.

4.	Functional areas are to include:

a.	[***]

b.	[***]

i.	[***]

ii.	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

iii.	[***]

iv.	[***]

v.	[***]

vi.	[***]

vii.	[***]

c.	[***]

d.	[***]

5.	The transfer team is intended to learn the processes performed in Puerto Rico and then transfer said product and processes to New Hampshire.

6.	Prior to transfer, Company will re-quote all assemblies using the pre-agreed manufacturing rates for the New Hampshire site.

7.	The Company will be responsible for managing the transfer of Symmetricom products currently manufactured at the Puerto Rico facility to Company’s New Hampshire site. Customer will provide at least one Management representative on site at all times to assist Company with decisions and oversight questions that may arise. Any critical decisions would be mutually agreed to by both Company and Customer, with final responsibility for decisions and oversight residing with Customer.

8.	With the aid of and under the authority of Symmetricom employees and outside resources the Company transfer team will use it best efforts to support a consistent revenue flow during the transfer period while transferring product from Puerto Rico to New Hampshire to meet Symmetricom customer product delivery requests.

9.	As the transfer project progresses the Company will work with Customer management and representatives to reduce the headcount at Customer’s plant and use best efforts to identify areas where expenses can be reduced.

10.	All products and services are to be transferred to the Company’s facility in New Hampshire no later than [***].

11.	At the conclusion of the [***] period all operations being performed in Customer’s Puerto Rico facility will be actively performed to Customer’s quality standards in Company’s facility in New Hampshire.

IV.	Terms of Agreement:

1.	The Company’s Fee, will be paid by Symmetricom on a [***] basis.

2.	The Fee shall be paid in equal installments at [***] The first [***] installment is to be paid on [***].

3.	[***], shall be withheld by Customer until project completion. Any Fee amounts below or in excess of [***] will be settled upon completion of the project.

4.	The transfer of manufacturing equipment, inventory, and other items to be used in the manufacture of Symmetricom product by Company at Company’s New Hampshire site shall be paid by [***].

5.	[***] shall be administered and paid by Symmetricom.

V.	Dispute Resolution

Prior to initiating any legal proceeding, the parties shall attempt in good faith to resolve any dispute arising out of or relating to this Program promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Program within thirty (30) days from date of receipt notice to enter into negotiation or a longer time as mutually agreed to by the parties. All communications and negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations and shall be protected by the applicable rules of evidence.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date, by their officers, duly authorized.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

SANMINA-SCI CORPORATION		SYMMETRICOM, INC.

By:	/s/ Frank Morrone	By:	/s/ Justin Spencer
	Signature		Signature

	Frank Morrone		Justin Spencer
	Typed Name		Typed Name

	Exec. Vice Pres.		Chief Financial Officer
	Title		Title

	April 2, 2010		April 2, 2010
	Date		Date

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Amendment 1 to Addendum 2 to the Agreement

Between

Sanmina-SCI and Symmetricom, Inc.

This Amendment 1 (“Amendment”) is made by and between Sanmina-SCI Corporation, on behalf of itself and its affiliates and subsidiaries (“Company”) and Symmetricom, Inc., on behalf of itself and its affiliates and subsidiaries (“Customer”).

Whereas, Company and Customer entered into a Manufacturing Service Agreement (MSA) dated March 12, 2010;

Whereas, Company and Customer entered into Addendum 1, dated September 19, 2009, to add Prepaid Inventory Program ordering process and inventory management to the MSA;

Whereas, Company and Customer entered into Addendum 2, dated April 2, 2010, to add transition project management services to be provided by Company in connection with the closure of Customer’s Puerto Rico facility;

Whereas, Company and Customer desire to amendment the payment terms in Addendum 2

Now therefore, in consideration of the mutual covenants and obligations herein, the Parties agree as follows:

1.	The Fee payable by Customer pursuant to Section IV (2) of Addendum 2 is hereby amended and replaced as follows:

		[***	]		[***	]		[***	]		[***	]

Fee	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Holdback	$	[***	]	$	[***	]	$	[***	]	$	[***	]

Net Payment Due	$	[***	]	$	[***	]	$	[***	]	$	[***	]

2.	The MSA together with Addendum 1 through Addendum 2 and this Amendment 1 constitute the entire agreement between the Parties hereto with respect to the subject matter hereof. In the event of a conflict between the terms and conditions of this Amendment and the terms of the Addendums and the MSA with respect to the subject matter hereof, the terms of this Amendment shall control

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date, by their officers, duly authorized.

SANMINA-SCI CORPORATION		SYMMETRICOM, INC.

By:	/s/ Jose A. Carrasquillo	By:	/s/ Justin Spencer
Name:	Jose A. Carrasquillo	Name:	Justin Spencer
Title:	SVP	Title:	Chief Financial Officer

Date:	5/25/10	Date:	5/20/10

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.